Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and six months ended June 30, 2016 and 2015.

Three Months Ended June 30, 2016 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net Sales	$252.8	$207.2	$78.0	$41.0	$6.6	$(3.2)	$582.4
Depreciation and amortization	14.7	7.3	3.2	2.2	0.4	0.7	28.5
Cost of sales and selling and administrative	194.1	158.1	75.8	31.9	6.4	23.3	489.6
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.7	0.7
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Total operating costs	208.8	165.4	79.0	34.1	6.8	36.1	530.2
Income (loss) from operations	44.0	41.8	(1.0)	6.9	(0.2)	(39.3)	52.2
Total non-operating expense	—	—	—	—	—	(5.8)	(5.8)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	44.0	41.8	(1.0)	6.9	(0.2)	(45.1)	46.4
Income tax provision	—	—	—	—	—	16.2	16.2
Equity in income of unconsolidated affiliates	—	—	(1.5)	—	—	—	(1.5)
Net income (loss)	$44.0	$41.8	$0.5	$6.9	$(0.2)	$(61.3)	$31.7
Reconciliation of net income (loss) to adjusted EBITDA
Net income (loss)	$44.0	$41.8	$0.5	$6.9	$(0.2)	$(61.3)	$31.7
Income tax provision	—	—	—	—	—	16.2	16.2
Interest expense, net of capitalized interest	—	—	—	—	—	9.3	9.3
Depreciation and amortization	14.7	7.3	3.2	2.2	0.4	0.7	28.5
EBITDA	58.7	49.1	3.7	9.1	0.2	(35.1)	85.7
Stock based compensation expense	0.3	0.1	0.2	—	—	2.6	3.2
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.7	0.7
Investment income	—	—	—	—	—	(2.1)	(2.1)
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Adjusted EBITDA	$59.0	$49.2	$3.9	$9.1	$0.2	$(22.5)	$98.9

Three Months Ended June 30, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net Sales	$211.0	$163.9	$72.0	$38.7	$7.4	$—	$493.0
Depreciation and amortization	14.2	5.0	2.7	2.1	0.5	0.8	25.3
Cost of sales and selling and administrative	214.9	129.7	73.0	34.6	7.9	21.2	481.3
Loss on sale or impairment of long lived assets, net	—	—	—	—	—	0.5	0.5
Total operating costs	229.1	134.7	75.7	36.7	8.4	22.5	507.1
Income (loss) from operations	(18.1)	29.2	(3.7)	2.0	(1.0)	(22.5)	(14.1)
Total non-operating expense	—	—	—	—	—	(5.8)	(5.8)
Income (loss) before taxes and equity in income of unconsolidated affiliates	(18.1)	29.2	(3.7)	2.0	(1.0)	(28.3)	(19.9)
Income tax provision	—	—	—	—	—	1.0	1.0
Equity in income of unconsolidated affiliates	—	—	(1.4)	—	—	—	(1.4)
Net income (loss)	$(18.1)	$29.2	$(2.3)	$2.0	$(1.0)	$(29.3)	$(19.5)
Reconciliation of net income (loss) to adjusted EBITDA
Net income (loss)	$(18.1)	$29.2	$(2.3)	$2.0	$(1.0)	$(29.3)	$(19.5)
Income tax provision	—	—	—	—	—	1.0	1.0
Interest expense, net of capitalized interest	—	—	—	—	—	7.2	7.2
Depreciation and amortization	14.2	5.0	2.7	2.1	0.5	0.8	25.3
EBITDA	(3.9)	34.2	0.4	4.1	(0.5)	(20.3)	14.0
Stock based compensation expense	0.2	0.4	0.2	—	—	1.9	2.7
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.5	0.5
Investment income	—	—	—	—	—	(1.0)	(1.0)
Adjusted EBITDA	$(3.7)	$34.6	$0.6	$4.1	$(0.5)	$(18.9)	$16.2

Six Months Ended June 30, 2016 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$469.8	$388.5	$149.8	$71.5	$12.7	$(5.3)	$1,087.0
Depreciation and amortization	29.2	14.5	6.3	4.1	0.8	1.5	56.4
Cost of sales and selling and administrative	381.3	305.3	148.5	55.4	12.5	44.4	947.4
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.7	0.7
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Total operating costs	410.5	319.8	154.8	59.5	13.3	58.0	1,015.9
Income (loss) from operations	59.3	68.7	(5.0)	12.0	(0.6)	(63.3)	71.1
Total non-operating expense	—	—	—	—	—	(11.5)	(11.5)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	59.3	68.7	(5.0)	12.0	(0.6)	(74.8)	59.6
Income tax provision	—	—	—	—	—	20.6	20.6
Equity in income of unconsolidated affiliates	—	—	(3.0)	—	—	—	(3.0)
Income (loss) from continuing operations	$59.3	$68.7	$(2.0)	$12.0	$(0.6)	$(95.4)	$42.0
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA							$—
Income (loss) from continuing operations	$59.3	$68.7	$(2.0)	$12.0	$(0.6)	$(95.4)	$42.0
Income tax provision	—	—	—	—	—	20.6	20.6
Interest expense, net of capitalized interest	—	—	—	—	—	17.3	17.3
Depreciation and amortization	29.2	14.5	6.3	4.1	0.8	1.5	56.4
EBITDA from continuing operations	88.5	83.2	4.3	16.1	0.2	(56.0)	136.3
Stock based compensation expense	0.5	0.4	0.4	—	—	4.9	6.2
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.7	0.7
Investment income	—	—	—	—	—	(3.9)	(3.9)
Other operating credits and charges, net	—	—	—	—	—	11.4	11.4
Adjusted EBITDA from continuing operations	$89.0	$83.6	$4.7	$16.1	$0.2	$(42.9)	$150.7

Six Months Ended June 30, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$401.2	$337.4	$136.8	$74.6	$14.7	$—	$964.7
Depreciation and amortization	29.0	10.1	6.3	4.2	0.9	1.5	52.0
Cost of sales and selling and administrative	418.7	265.2	139.0	66.0	15.7	43.2	947.8
Loss on sale or impairment of long lived assets	—	—	—	—	—	0.6	0.6
Other operating credits and charges, net	—	—	—	—	—	11.6	11.6
Total operating costs	447.7	275.3	145.3	70.2	16.6	56.9	1,012.0
Income (loss) from operations	(46.5)	62.1	(8.5)	4.4	(1.9)	(56.9)	(47.3)
Total non-operating expense	—	—	—	—	—	(14.1)	(14.1)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	(46.5)	62.1	(8.5)	4.4	(1.9)	(71.0)	(61.4)
Income tax benefit	—	—	—	—	—	(5.3)	(5.3)
Equity in income of unconsolidated affiliates	—	—	(2.1)	—	—	—	(2.1)
Income (loss) from continuing operations	$(46.5)	$62.1	$(6.4)	$4.4	$(1.9)	$(65.7)	$(54.0)
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(46.5)	$62.1	$(6.4)	$4.4	$(1.9)	$(65.7)	$(54.0)
Income tax benefit	—	—	—	—	—	(5.3)	(5.3)
Interest expense, net of capitalized interest	—	—	—	—	—	14.7	14.7
Depreciation and amortization	29.0	10.1	6.3	4.2	0.9	1.5	52.0
EBITDA from continuing operations	(17.5)	72.2	(0.1)	8.6	(1.0)	(54.8)	7.4
Stock based compensation expense	0.4	0.5	0.3	—	—	3.9	5.1
Gain on sale or impairment of long lived assets	—	—	—	—	—	0.6	0.6
Investment income	—	—	—	—	—	(2.4)	(2.4)
Other operating credits and charges, net	—	—	—	—	—	11.6	11.6
Adjusted EBITDA from continuing operations	$(17.1)	$72.7	$0.2	$8.6	$(1.0)	$(41.1)	$22.3